Freshworks Reports Second Quarter 2022 Results
•Second quarter revenue grew 37% year-over-year, 40% adjusting for constant currency
•Net dollar retention rate of 111% in the second quarter, 115% adjusting for constant currency

San Mateo, Calif. – August 2, 2022 – Freshworks Inc. (NASDAQ: FRSH), a leading software company empowering businesses to delight their customers and employees, today announced financial results for its second quarter ended June 30, 2022.

“We delivered a solid second quarter of results with 40% year over year revenue growth on a constant currency basis,” said Girish Mathrubootham, CEO and founder of Freshworks. “In a changing macro environment, I’m confident that our products will continue to provide incredible value to our customers around the world and drive our long term growth."

Second Quarter 2022 Financial Summary Results

•Revenue: Total revenue was $121.4 million, representing growth of 37% compared to the second quarter of 2021 and 40% adjusting for constant currency.

•GAAP (Loss) from Operations: GAAP (loss) from operations was $(67.4) million, compared to $(6.4) million in the second quarter of 2021.

•Non-GAAP (Loss) from Operations: Non-GAAP (loss) from operations was $(15.8) million, compared to $(5.4) million in the second quarter of 2021.

•GAAP Net (Loss) Per Share: GAAP basic and diluted net (loss) per share was $(0.24) based on 284.8 million weighted-average shares outstanding, compared to $(7.79) based on 77.8 million weighted-average shares outstanding in the second quarter of 2021.

•Non-GAAP Net (Loss) Per Share: Non-GAAP basic and diluted net (loss) per share was $(0.06) based on 284.8 million weighted-average shares outstanding, compared to $(0.08) based on 77.8 million weighted-average shares outstanding in the second quarter of 2021.

•Net Cash (Used in) Provided by Operating Activities: Net cash (used in) operating activities was $(6.8) million, compared to net cash provided by operating activities of $0.9 million in the second quarter of 2021.

•Free Cash Flow: Free cash flow was $(10.2) million, compared to $(1.1) million in the second quarter of 2021.

•Cash, Cash Equivalents and Marketable Securities: Cash, cash equivalents, and marketable securities were $1.2 billion as of June 30, 2022.

A description of non-GAAP financial measures is contained in the section titled "Explanation of Non-GAAP Financial Measures" below and a reconciliation of GAAP to non-GAAP financial measures is contained in the tables below.

Second Quarter Key Metrics and Recent Business Highlights

•Number of customers contributing more than $5,000 in ARR was 16,212, an increase of 22% year-over-year and 25% adjusting for constant currency.

•Net dollar retention rate was 111% and 115% adjusting for constant currency, compared to 115% in the first quarter of 2022 and 118% in the second quarter of 2021.

•Welcomed new customers to the Freshworks community including: Angi Home Services, Cloudera, Dynatrace, Sterling Bank, Thomas Cook, World Market, and more.

•Announced the Summer ‘22 Product Launch including an enhanced Unified Customer Record (UCR) with Freshmarketer, Freshsales and the addition of Freshchat; improved modern messaging and conversational engagement capabilities within Freshchat; expanded CRM for e-commerce powered by Freshmarketer; added new integrations for Freshdesk Omnichannel; and more enterprise ITSM features in Freshservice.

•Expanded our ecosystems of partners including several new Freshchat and Freshdesk integrations like Google Business Messages, Instagram, Five9, and Injixo.

•Concluded the Freshworks Global Jam event series, attracting thousands of attendees worldwide.

Financial Outlook

We are providing estimates for the third quarter and full year 2022 based on current market conditions and expectations. The revenue growth rates are only adjusted for constant currency to provide better visibility into the underlying business trends. We emphasize that these estimates are subject to various important cautionary factors referenced in the section entitled “Forward-Looking Statements” below.

For the third quarter and full year 2022, we currently expect the following results:

($ in millions, except per share data)	Third Quarter 2022	Full Year 2022
Revenue(1)	$124.5 - $126.5	$493.0 - $497.0
Year-over-year growth	29% - 31%	33% - 34%
Adjusting for constant currency(2)	31% - 33%	35% - 36%

Non-GAAP loss from operations(1)	($14.5) - ($12.5)	($42.5) - ($38.5)

Non-GAAP net loss per share(3)	($0.07) - ($0.05)	($0.18) - ($0.16)

(1) Revenue and non-GAAP loss from operations are based on exchange rates as of July 29, 2022 for currencies other than USD.
(2) Revenue growth rates adjusted for constant currency are based on average exchange rates in effect during the comparison period for currencies other than USD. See the section entitled “Explanation of non-GAAP Financial Measures” and the table entitled “Reconciliation of Selected GAAP Measures to non‑GAAP Measures” for a reconciliation of GAAP to non‑GAAP measures.
(3) Non-GAAP net loss per share was estimated assuming 286.7 million and 284.6 million weighted-average shares outstanding for the third quarter and full year 2022, respectively.

These statements are forward-looking and actual results may differ materially. Refer to the “Forward-Looking Statements” safe harbor section below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.

We have not reconciled our estimates for non-GAAP loss from operations to GAAP loss from operations or non-GAAP net loss per share to GAAP net loss per share due to the uncertainty and potential variability of expenses that may be incurred in the future. Accordingly, a reconciliation is not available without unreasonable effort. We have provided a reconciliation of other GAAP to non-GAAP financial measures in the financial statement tables for our second quarter 2022 non-GAAP results included in this press release.

Webcast and Conference Call Information

We will host a conference call for investors on August 2, 2022 at 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time to discuss the company’s financial results and business highlights. Investors are invited to listen to a live audio webcast of the conference call by visiting the investor relations website at ir.freshworks.com. A replay of the audio webcast will be available shortly after the call on the Freshworks Investor Relations website and will be available for twelve months thereafter.

Explanation of Non-GAAP Financial Measures

In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain non-GAAP financial measures, including revenue and revenue growth rates adjusted for constant currency, non-GAAP gross profit, non-GAAP gross margin, non-GAAP sales and marketing expense, non-GAAP research and development expense, non-GAAP general and administrative expense, non-GAAP loss from operations, non-GAAP operating margin, non-GAAP net loss per share, non-GAAP net loss attributable to common stockholders, and free cash flow. The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP.

We adjust revenue and related growth rates for constant currency to provide a framework for assessing business performance excluding the effect of foreign currency rate fluctuations. To present this information, current period results for currencies other than USD are converted into USD at the average exchange rates in effect during the comparison period (for Q2 2021, the average exchange rates in effect for our major currencies were 1 USD to 1.20 EUR and 1 USD to 1.40 GBP), rather than the actual average exchange rates in effect during the current period (for Q2 2022, the average exchange rates in effect for our major currencies were 1 USD to 1.07 EUR and 1 USD to 1.26 GBP).

We use these non-GAAP measures in conjunction with GAAP measures as part of our overall assessment of our performance, including the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies and to communicate with our board of directors concerning our financial performance. We believe these non-GAAP measures provide investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of our operating results. We believe these non-GAAP measures are useful in evaluating our operating performance compared to that of other companies in our industry, as they generally eliminate the effects of certain items that may vary for different companies for reasons unrelated to overall operating performance.

Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. The non-GAAP measures we use may be different from non-GAAP financial measures used by other companies, limiting their usefulness for comparison purposes. We compensate for these limitations by providing specific information regarding the GAAP items excluded from these non-GAAP financial measures.

We exclude the following items from one or more of our non-GAAP financial measures, including the related income tax effect of these adjustments:

•Stock-based compensation expense. We exclude stock-based compensation, which is a non-cash expense, from certain of our non-GAAP financial measures because we believe that excluding this expense provides meaningful supplemental information regarding operational performance. In particular, stock-based compensation expense is not comparable across companies given the variety of valuation methodologies and assumptions.

•Employer payroll taxes on employee stock transactions. We exclude the amount of employer payroll taxes on equity awards from certain of our non-GAAP financial measures because they are dependent on our stock price at the time of vesting or exercise and other factors that are beyond our control and do not believe these expenses have a direct correlation to the operation of our business.

•Amortization of acquired intangibles. We exclude amortization of acquired intangibles, which is a non-cash expense, from certain of our non-GAAP financial measures. Our expenses for amortization of acquired intangibles are inconsistent in amount and frequency because they are significantly affected by the timing, size of acquisitions, and the allocation of purchase price. We exclude these amortization expenses because we do not believe these expenses have a direct correlation to the operation of our business.

We define free cash flow as net cash provided by operating activities, less purchases of property and equipment and capitalized internal-use software. We believe that free cash flow is a useful indicator of liquidity as it measures our ability to generate cash from our core operations after purchases of property and equipment. Free cash flow is a measure to determine, among other things, cash available for strategic initiatives, including further investments in our business and potential acquisitions of businesses.

Operating Metrics

Number of Customers Contributing More Than $5,000 in ARR. We define ARR as the sum total of the revenue we would contractually expect to recognize over the next 12 months from all customers at a point in time, assuming no increases, reductions or cancellations in their subscriptions. We define our total customers contributing more than $5,000 in ARR as of a particular date as the number of business entities or individuals, represented by a unique domain or a unique email address, with one or more paid subscriptions to one or more of our products that contributed more than $5,000 in ARR.

Net Dollar Retention Rate. To calculate net dollar retention rate as of a given date, we first determine Entering ARR, which is ARR from the population of our customers as of 12 months prior to the end of the reporting period. We then calculate the Ending ARR from the same set of customers as of the end of the reporting period. We then divide the Ending ARR by the Entering ARR to arrive at our net dollar retention rate. Ending ARR includes upsells, cross-sells, and renewals during the measurement period and is net of any contraction or attrition over this period.

We also adjust the above operating metrics and related growth rates for constant currency to provide a framework for assessing our business performance excluding the effects of foreign currency rates fluctuations. To present this information, the Ending ARR of the current period in currencies other than USD is converted into USD at the exchange rates in effect at the end of the comparison period (for Q2 2021, the period end exchange rates in effect for our major currencies were 1 USD to 1.19 EUR and 1 USD to 1.38 GBP), rather than the actual exchange rates in effect at the end of the current period (for Q2 2022, the period end exchange rates in effect for our major currencies were 1 USD to 1.04 EUR and 1 USD to 1.21 GBP).

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, our GAAP and non-GAAP estimates for the third quarter and full year 2022, our financial outlook, the value of our products to customers, our ability to drive long-term growth, and the usefulness of the measures by which we evaluate our business, among other things. These forward-looking statements are based on our current expectations, estimates and projections about its business and industry, management’s beliefs and certain assumptions made by the company, all of which are subject to change. Forward-looking statements generally can be identified by the use of forward-looking terminology such as, “future”, "believe," "expect," "may," "will," "intend," "estimate," "continue," “anticipate,” “could,” “would,” “projects,” “plans,” “targets” or similar expressions or the negative of those terms or expressions. Such statements involve risks and uncertainties, many of which involve factors or circumstances that are beyond our control, which could cause actual results to vary materially from those expressed in or indicated by the forward-looking statements. Factors that may cause actual results to differ materially include our ability to achieve our long-term plans and key initiatives; our ability to maintain or grow the momentum of our business and operations; our ability to attract and retain customers or expand sales to existing customers; delays in product development or deployments or the success of such products; the failure to deliver competitive service offerings and lack of market acceptance of any offerings delivered; the impact to the economy, our customers and our business due to global economic conditions, including market volatility, impact of inflation, continuing geopolitical instability resulting from the conflict between Russia and Ukraine, and the ongoing COVID-19 pandemic; the timeframes for and severity of the impact of any weakened global economic conditions on our customers’ purchasing and renewal decisions, which may extend the length of our sales cycles or adversely affect our industry; our history of net losses and ability to achieve or sustain profitability; our ability to sustain or manage any future growth effectively; potential interruptions or performance problems, including a service outage, associated with our technology and the impact of challenges related to being a newly listed public company, as well as the other potential factors described under "Risk Factors" included in our Annual Report on Form 10-K for the year ended December 31, 2021 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, and other documents of Freshworks Inc. we file with the Securities and Exchange Commission from time to time (available at www.sec.gov), including our Quarterly Report on Form 10-Q that will be filed for the quarter ended June 30, 2022.

We caution you not to place undue reliance on forward-looking statements, which speak only as of the date hereof and are based on information available to us at the time the statements are made and/or management’s good faith belief as of that time with respect to future events. We assume no obligation to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release, except as required by law.

About Freshworks Inc.

Freshworks Inc., (NASDAQ: FRSH) makes business software people love to use. Purpose-built for IT, customer support, sales and marketing teams, our products empower the people who power business. Freshworks is fast to onboard, priced affordably, built to delight, yet powerful enough to deliver critical business outcomes. Headquartered in San Mateo, California, Freshworks operates around the world to serve more than 58,000 customers including Bridgestone, Chargebee, DeliveryHero, ITV, Klarna, Multichoice, OfficeMax, TaylorMade and Vice Media. For the freshest company news visit www.freshworks.com and follow us on Facebook, LinkedIn and Twitter.

Investor Relations Contact:
Joon Huh
IR@freshworks.com
650-988-5699

Media Relations Contact:
Jayne Gonzalez
PR@freshworks.com
408-348-1087

© 2022 Freshworks Inc. All Rights Reserved. Freshworks and its associated logo is a trademark of Freshworks Inc. All other company, brand and product names may be trademarks or registered trademarks of their respective companies. Nothing in this press release should be construed to the contrary, or as an approval, endorsement or sponsorship by any first parties of Freshworks Inc. or any aspect of this press release.

FRESHWORKS INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenue	$121,432	$88,341	$236,069	$168,928
Cost of revenue(1)	24,042	18,703	46,437	35,396
Gross profit	97,390	69,638	189,632	133,532
Operating expense:
Research and development(1)	34,297	18,895	65,014	34,290
Sales and marketing(1)	90,038	48,862	161,504	91,370
General and administrative(1)	40,407	8,320	77,590	16,026
Total operating expenses	164,742	76,077	304,108	141,686
Loss from operations	(67,352)	(6,439)	(114,476)	(8,154)
Interest and other (expense) income, net	(242)	132	360	505
Loss before income taxes	(67,594)	(6,307)	(114,116)	(7,649)
Provision for income taxes	2,159	1,122	4,696	2,195
Net loss	(69,753)	(7,429)	(118,812)	(9,844)
Accretion of redeemable convertible preferred stock	—	(597,955)	—	(381,824)
Net loss attributable to common stockholders	$(69,753)	$(605,384)	$(118,812)	$(391,668)
Net loss per share attributable to common stockholders - basic and diluted	$(0.24)	$(7.79)	$(0.42)	$(5.04)
Weighted average shares used in computing net loss per share attributable to common stockholders - basic and diluted	284,761	77,753	281,492	77,724

______________________
(1)    Includes stock-based compensation expense as follows (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Cost of revenue	$1,914	$—	$3,440	$—
Research and development	7,819	—	16,128	—
Sales and marketing	15,033	—	27,569	—
General and administrative	25,369	—	49,623	—
Total stock-based compensation expense	$50,135	$—	$96,760	$—

FRESHWORKS INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	June 30, 2022	December 31, 2021
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$590,107	$747,861
Marketable securities	584,015	575,679
Accounts receivable, net	55,415	51,756
Deferred contract acquisition costs	17,012	14,640
Prepaid expenses and other current assets	38,036	31,440
Total current assets	1,284,585	1,421,376
Property and equipment, net	23,339	21,478
Operating lease right-of-use assets	28,639	—
Deferred contract acquisition costs, noncurrent	16,580	15,007
Intangible assets, net	855	1,894
Goodwill	6,181	6,181
Deferred tax assets	5,589	6,284
Other assets	12,520	10,592
Total assets	$1,378,288	$1,482,812
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$6,291	$6,321
Accrued liabilities	59,087	55,829
Deferred revenue	182,795	160,173
Income tax payable	161	1,023
Total current liabilities	248,334	223,346
Operating lease liabilities, non-current	25,517	—
Other liabilities	24,827	21,427
Total liabilities	298,678	244,773
Stockholders' equity:
Common stock	3	3
Additional paid-in capital	4,475,669	4,509,724
Accumulated other comprehensive loss	(6,309)	(747)
Accumulated deficit	(3,389,753)	(3,270,941)
Total stockholders' equity	1,079,610	1,238,039
Total liabilities and stockholders' equity	$1,378,288	$1,482,812

FRESHWORKS INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Cash Flows from Operating Activities:
Net loss	$(69,753)	$(7,429)	$(118,812)	$(9,844)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	2,806	3,217	5,779	6,418
Amortization of deferred contract acquisition costs	4,421	3,010	8,696	5,669
Non-cash lease expense	1,492	—	2,896	—
Stock-based compensation	50,135	—	96,760	—
Premium amortization on marketable securities	331	432	1,097	795
Change in fair value of equity securities	—	(38)	(85)	(65)
Deferred income taxes	—	—	309	—
Other	441	117	1,195	50
Changes in operating assets and liabilities:
Accounts receivable	(6,984)	(3,277)	(3,824)	(6,110)
Deferred contract acquisition costs	(7,041)	(6,210)	(12,641)	(11,000)
Prepaid expenses and other assets	240	(5,159)	(8,445)	(1,860)
Accounts payable	2,513	3,282	454	3,971
Accrued and other liabilities	8,178	3,601	3,206	(5,676)
Deferred revenue	8,384	9,339	22,623	26,314
Operating lease liabilities	(1,987)	—	(4,677)	—
Net cash (used in) provided by operating activities	(6,824)	885	(5,469)	8,662
Cash Flows from Investing Activities:
Purchases of property and equipment	(1,984)	(799)	(3,381)	(2,786)
Proceeds from sale of property and equipment	66	455	83	557
Capitalized internal-use software	(1,378)	(1,221)	(2,722)	(2,177)
Purchases of marketable securities	(136,792)	(84,459)	(288,200)	(110,840)
Sales of marketable securities	34,050	32,245	92,786	34,755
Maturities and redemptions of marketable securities	110,820	39,342	180,570	81,804
Net cash provided by (used in) investing activities	4,782	(14,437)	(20,864)	1,313
Cash Flows from Financing Activities:
Proceeds from issuance of common stock under employee stock purchase plan, net	7,011	—	7,011	—
Proceeds from exercise of stock options	68	10	96	31
Payment of withholding taxes on net share settlement of equity awards	(18,401)	—	(138,349)	—
Payment of deferred offering costs	—	(2,377)	(109)	(2,405)
Net cash used in financing activities	(11,322)	(2,367)	(131,351)	(2,374)
Net (decrease) increase in cash, cash equivalents and restricted cash	(13,364)	(15,919)	(157,684)	7,601
Cash, cash equivalents and restricted cash, beginning of period	603,544	121,851	747,864	98,331
Cash, cash equivalents and restricted cash, end of period	$590,180	$105,932	$590,180	$105,932

FRESHWORKS INC.
RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES
(in thousands, except percentages and per share data)
(unaudited)

	Three Months Ended June 30,
	2022	2021	Growth Rates
Revenue
GAAP revenue	$121,432	$88,341	37%
Effects of foreign currency rate fluctuations	2,574	—
Revenue adjusted for constant currency	$124,006		40%

FRESHWORKS INC.
RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES
(in thousands, except percentages and per share data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Reconciliation of gross profit and gross margin:
GAAP gross profit	$97,390	$69,638	$189,632	$133,532
Non-GAAP adjustments:
Stock-based compensation expense	1,914	—	3,440	—
Employer payroll taxes on employee stock transactions	22	—	(33)	—
Amortization of acquired intangibles	315	980	840	1,949
Non-GAAP gross profit	$99,641	$70,618	$193,879	$135,481
GAAP gross margin	80.2%	78.8%	80.3%	79.0%
Non-GAAP gross margin	82.1%	79.9%	82.1%	80.2%

Reconciliation of operating expenses:
GAAP research and development	$34,297	$18,895	$65,014	$34,290
Non-GAAP adjustments:
Stock-based compensation expense	(7,819)	—	(16,128)	—
Employer payroll taxes on employee stock transactions	(26)	—	152	—
Non-GAAP research and development	$26,452	$18,895	$49,038	$34,290
GAAP research and development as percentage of revenue	28.2%	21.4%	27.5%	20.3%
Non-GAAP research and development as percentage of revenue	21.8%	21.4%	20.8%	20.3%

GAAP sales and marketing	$90,038	$48,862	$161,504	$91,370
Non-GAAP adjustments:
Stock-based compensation expense	(15,033)	—	(27,569)	—
Employer payroll taxes on employee stock transactions	(696)	—	(208)	—
Amortization of acquired intangibles	(100)	(99)	(199)	(198)
Non-GAAP sales and marketing	$74,209	$48,763	$133,528	$91,172
GAAP sales and marketing as percentage of revenue	74.1%	55.3%	68.4%	54.1%
Non-GAAP sales and marketing as percentage of revenue	61.1%	55.2%	56.6%	54.0%

FRESHWORKS INC.
RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES
(in thousands, except percentages and per share data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
GAAP general and administrative	$40,407	$8,320	$77,590	$16,026
Non-GAAP adjustments:
Stock-based compensation expense	(25,369)	—	(49,623)	—
Employer payroll taxes on employee stock transactions	(263)	—	(292)	—
Non-GAAP general and administrative	$14,775	$8,320	$27,675	$16,026
GAAP general and administrative as percentage of revenue	33.3%	9.4%	32.9%	9.5%
Non-GAAP general and administrative as percentage of revenue	12.2%	9.4%	11.7%	9.5%
Reconciliation of operating loss and operating margin:
GAAP loss from operations	$(67,352)	$(6,439)	$(114,476)	$(8,154)
Non-GAAP adjustments:
Stock-based compensation expense	50,135	—	96,760	—
Employer payroll taxes on employee stock transactions	1,007	—	315	—
Amortization of acquired intangibles	415	1,079	1,039	2,147
Non-GAAP loss from operations	$(15,795)	$(5,360)	$(16,362)	$(6,007)
GAAP operating margin	(55.5)%	(7.3)%	(48.5)%	(4.8)%
Non-GAAP operating margin	(13.0)%	(6.1)%	(6.9)%	(3.6)%

Reconciliation of net loss attributable to common stockholders:
GAAP net loss attributable to common stockholders - basic and diluted	$(69,753)	$(605,384)	$(118,812)	$(391,668)
Non-GAAP adjustments:
Accretion of redeemable convertible preferred stock	—	597,955	—	381,824
Stock-based compensation expense	50,135	—	96,760	—
Employer payroll taxes on employee stock transactions	1,007	—	315	—
Amortization of acquired intangibles	415	1,079	1,039	2,147
Income tax adjustments	582	—	963	—
Non-GAAP net loss attributable to common stockholders - basic and diluted	$(17,614)	$(6,350)	$(19,735)	$(7,697)

FRESHWORKS INC.
RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES
(in thousands, except percentages and per share data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Reconciliation of net loss per share - basic and diluted:
GAAP net loss per share attributable to common stockholders - basic and diluted	$(0.24)	$(7.79)	$(0.42)	$(5.04)
Non-GAAP adjustments:
Accretion of redeemable convertible preferred stock	—	7.69	—	4.91
Stock-based compensation expense	0.18	—	0.34	—
Employer payroll taxes on employee stock transactions	—	—	—	—
Amortization of acquired intangibles	—	0.02	0.01	0.03
Income tax adjustments	—	—	—	—
Non-GAAP net loss per share attributable to common stockholders - basic and diluted	$(0.06)	$(0.08)	$(0.07)	$(0.10)
Weighted-average shares used in computing GAAP and non-GAAP net loss per share attributable to common stockholders - basic and diluted	284,761	77,753	281,492	77,724

Computation of free cash flow:
Net cash (used in) provided by operating activities	$(6,824)	$885	$(5,469)	$8,662
Less:
Purchases of property and equipment	(1,984)	(799)	(3,381)	(2,786)
Capitalized internal-use software	(1,378)	(1,221)	(2,722)	(2,177)
Free cash flow	$(10,186)	$(1,135)	$(11,572)	$3,699
Net cash provided by (used in) investing activities	$4,782	$(14,437)	$(20,864)	$1,313
Net cash (used in) financing activities	$(11,322)	$(2,367)	$(131,351)	$(2,374)